UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2023

Trimble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)
10368 Westmoor Dr, Westminster, CO 80021
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 887-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TRMB	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 6, 2023, the Board of Directors (the “Board”) of Trimble Inc., a Delaware corporation (the “Company”), adopted amendments to the Company’s Amended and Restated By-Laws (as amended and restated, the “By-Laws”) to: (i) provide stockholders with a proxy access right, (ii) adopt a majority voting standard for the election of directors, and (iii) make other technical and conforming changes, including to update the procedures and disclosure requirements for director nominations made under the Company’s existing advance notice requirements to reflect the U.S. Securities and Exchange Commission’s adoption of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The By-Law amendments became effective as of December 6, 2023.
Specifically, Section 7 has been added to Article II of the By-Laws to provide a proxy access right permitting a stockholder, or a group of up to twenty (20) stockholders, owning three percent (3%) or more of the Company’s outstanding common stock continuously for at least three (3) years to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of (i) twenty percent (20%) of the Board or (ii) two (2) directors, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the By-Laws.
Furthermore, Section 1 of Article III of the By-Laws was amended to adopt a majority voting standard (in lieu of a plurality voting standard) for the election of directors.
Additional amendments were made to the By-Laws in connection with the above and to make clarifying or conforming language changes, in addition to other technical changes, such as amending Section 6 of Article II of the By-Laws to comply with the applicable provisions of the “universal proxy card” rules, as set forth in Rule 14a-19 of the Exchange Act, including a requirement for a stockholder’s eligibility to nominate a director candidate.
The foregoing description is qualified in its entirety by reference to the By-Laws filed as Exhibit 3.1 to this Report.

Item 9.01 Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Trimble Inc., amended as of December 6, 2023
104	The cover page from this Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE INC.
a Delaware corporation

Dated: December 11, 2023	By:	/s/ JENNIFER A. ALLISON
Jennifer A. Allison Vice President, General Counsel and Secretary